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                                                                    EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 2, 1997, in Amendment No. 4 to the Registration Statement (Form S-4 No. 333-40551) and related Prospectus of Discovery Zone, Inc. for the registration of $85,000,000 13 1/2% Senior Secured Notes.


                                          /s/ Ernst & Young LLP

West Palm Beach, Florida


January 28, 1998